SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 11, 2005, the Registrant announced its preliminary financial results for its fourth quarter ended December 31, 2004. The Registrant held a conference call and webcast to discuss its fourth quarter preliminary financial results and its outlook for the future on January 11, 2005, at 4:00 P.M. Central Time/5:00 P.M. Eastern Time. A replay of the conference call and webcast will be available through January 25, 2005.

A copy of the Registrant’s press release regarding its fourth quarter preliminary financial results is attached to this Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

By:	/s/ James A. Fontaine
James A. Fontaine Chief Executive Officer

Date: January 11, 2005

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Registrant’s press release issued on January 11, 2005, announcing its preliminary financial results for its fourth quarter ended December 31, 2004.